CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Douglas Toth, Chief Executive Officer and Chief Financial Officer of Bizzingo, Inc. (the "Company"), hereby certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Quarterly Report on Form 10-Q, for the fiscal quarter ended August 31, 2011, and to which this certification is attached as Exhibit 32.1 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

By:	/s/ Douglas Toth
Chief Executive Officer and
Chief Financial Officer
October 11, 2011